UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2006

_________________

Direct Equity International, Inc.

(Exact name of registrant as specified in its charter)

_________________

Nevada	001-28581	88-0422528
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3245 Grande Vista Drive, Newbury Park, California 91320

(Address of principal executive office, including zip code)

(877) 786-8504

(Telephone number, including area code)

(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) (1) (i) On June 13, 2006 the Company terminated the firm of Armando C. Ibarra, CPA (the “Ibarra Firm”) as the Company’s principal independent registered accountant.

(ii) The Ibarra Firm’s reports on the Company’s financial statements for the years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The decision to change accountants was approved by the Company’s board of directors.

(iv) (A) In connection with the audits of the Company’s financial statements for each of the two years ended December 31, 2005 and 2004 and through the date of this Form 8-K, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

(B)-(E) Not applicable.

(a)(2) On June 9, 2006 the Company approved the engagement of Kabani & Company, Inc. (the “Kabani Firm”) as the Company’s principal independent registered accountant

During the fiscal years ended December 31, 2005 and 2004 and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted the Kabani Firm regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s consolidated financial statements or (2) any matter that was (a) either the subject of a disagreement with the Ibarra Firm on accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of the Ibarra Firm, would have caused the Ibarra Firm to make reference to the matter in their report, or (b) a reportable event as defined in Item 304(a)(1)(iv) of Regulation S-B. The Company provided the Kabani Firm with a copy of this Form 8-K prior to filing it with the Securities and Exchange Commission.

The Company has requested the Ibarra Firm to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the Ibarra Firm agrees with the above statements. At the filing date of this From 8-K the Company had not received a response from the Ibarra Firm. When it does, the response will be filed as an amendment to the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions. None

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECT EQUITY INTERNATIONAL, INC.

By: /s/ SOL. V. SLOTNIK SOL V. SLOTNIK Assistant Secretary Date: June 15, 2006